Exhibit 10.1

FIFTH AMENDMENT TO  CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (this “Fifth Amendment”) is made as of October 23, 2007, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Sandwich” and, collectively with OLLC, Global, Glen Hes and Montello, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Initial Guarantors and each individually, an “Initial Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) (collectively, the “Lenders” and each individually, a “Lender”) party hereto  and Bank of America, N.A. as Administrative Agent and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Credit Agreement dated as of October 4, 2005 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Initial Guarantors, the Lenders, the Administrative Agent and the L/C Issuer. Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders, the Administrative Agent and the L/C Issuer desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 2 of the Credit Agreement.  Section 2.1(a) of the Credit Agreement is hereby amended by inserting immediately after the end of the text of Section 2.1(a)(iii) the following:

(iv)          Notwithstanding anything to the contrary contained in this Section 2.1(a), in each calendar year, the Outstanding Amount of all WC Revolver Loans shall not exceed $130,000,000 for a period of ten (10) consecutive calendar days.

§2.  Conditions to Effectiveness. This Fifth Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a)           fully-executed original counterparts of this Fifth Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders; and

(b)           receipt by the Administrative Agent for the account of each Lender that consents to this Fifth Amendment and returns its duly executed signature page hereto by not later than 12:00 noon (EST) on October 22, 2007, an amendment fee of $5,000.

§3.          Representations and Warranties. Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Fifth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§4.          Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fifth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§5.          No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer or the Lenders consequent thereon.

§6.          Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§7.          Governing Law . THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas Hollister
Title: Chief Operating Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas Hollister
Title: Chief Operating Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Thomas Hollister
Title: Chief Operating Officer

GLEN HES CORP.

By:	/s/ Thomas Hollister
Title: Chief Operating Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas Hollister
Title: Chief Operating Officer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/Todd Mac Neill
Title: Vice Pesident

BANK OF AMERICA, N.A., as
a Lender and L/C Issuer

By:	/s/Christen A. Lacey
Christen A. Lacey, Principal

STANDARD CHARTERED BANK, as
a Lender

By:	/s/Robert K. Reddington, Assitant Vice President
By:	/s/Patricia Doyle, Director

JPMORGAN CHASE BANK, N.A., as
a Lender

By:	/s/John M. Hariaczyi
Title: Vice President

SOCIETE GENERALE, as a Lender

By:	/s/Barbara Paulsen
Title: Managing Director

By:	/s/Emmanuel Chesneau
Title: Managing Director

RBS CITIZENS, NA
as a Lender

By:	/s/Marina E. Grossi
Title: Senior Vice President

SOVEREIGN BANK, as a Lender

By:	/s/Robert Lanigan
Title: Senior Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/Matthew L. Rosetti
Title: Vice President

By:	/s/Juan J. Mejia
Title: Director

WEBSTER BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/Carol Carver
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/Keven D. Smith
Title: Senior Vice President

TD BANKNORTH, N.A.,
as a Lender

By:	/s/John Mercier
Title: Senior Vice President

WELLS FARGO BANK, N.A.
as a Lender

By:	/s/Michael Sweeney
Title: Vice President

WACHOVIA BANK,
NATIONAL ASSOCIATION
as a Lender

By:	/s/Daniel M. Grondin
Title: Senior Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Fifth Amendment as of October 23, 2007, and agrees that the Guaranty dated as of October 4, 2005 (as amended and in effect from time to time, the “Guaranty”) from each of the undersigned Guarantors remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, the Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/Thomas Hollister
Title: Chief Operating Officer

GLOBAL GP LLC

By:	/s/Thomas Hollister
Title: Chief Operating Officer